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TomoTherapy Incorporated

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On March 7, 2011, at 8 a.m. Eastern Time, Accuray Incorporated and TomoTherapy Incorporated held a conference call with financial analysts and investors concerning the merger transaction.  The investor presentation relating to such conference call, as well as a document reflecting certain key messages relating to the merger transaction, are set forth below.

Creating the Premier Radiation Oncology Company

Forward-looking Statement Safe Harbor Statement The foregoing may contain certain forward-looking statements that involve risks and uncertainties, including uncertainties associated with the medical device industry and the transaction between Accuray and TomoTherapy. Except for the historical information contained herein, the matters set forth in this press release, including the expected structure and timetable for the transaction between Accuray and TomoTherapy, the transaction's anticipated strategic and financial benefits, financial prospects and guidance, expectations regarding Accuray's and TomoTherapy's ongoing operations, employees, sales, product development and commercialization, synergies and economies of scale following the transaction, are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements speak only as of the date the statements are made and are based on information available at the time those statements are made and/or managements' good faith belief as of that time with respect to future events. You should not put undue reliance on any forward-looking statements. Important factors that could cause actual performance and results to differ materially from the forward-looking statements we make include: the satisfaction of closing conditions for the transaction between Accuray and TomoTherapy, including clearance under the Hart-Scott-Rodino Antitrust Improvements Act; market conditions; the effect of the announcement of the transaction on Accuray's and TomoTherapy's respective businesses; the impact of any failure to complete the transaction; the risk that Accuray and TomoTherapy will not realize the anticipated benefits of the transaction; the potential inability to successfully operate or integrate TomoTherapy's business; general industry and economic conditions; and other factors beyond the companies' control and the risk factors and other cautionary statements described in Accuray's and TomoTherapy's filings with the SEC. Please refer to the Risk Factors section of Accuray's Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2010, and the Risk Factors set forth in TomoTherapy's Annual Report on Form 10-K for the fiscal year ended December 31, 2010, for a further list and description of additional business risks, uncertainties, and other factors that may affect these statements. Neither Accuray nor TomoTherapy intends to update these statements and undertakes no duty to any person to provide any such update under any circumstance.

Agenda Welcome Tom RathjenDeal Summary Euan ThomsonCorporate and Product Overview Accuray Overview (Euan Thomson)TomoTherapy Overview (Fred Robertson)Financial Profile Derek BertocciExecutive Summary Euan Thomson Q&A All

Strategic Rationale Complementary patient populations, treated by the same medical specialtySignificant increase in global presenceFinancial benefits anticipated from operating efficiencies and G&A synergies Combining two best-in-class technologies to create the premier radiation oncology company

Deal Summary

Deal Terms TomoTherapy shareholders to receive $4.80 per share* in cash and stock $3.15 in cash0.1648 shares of Accuray stock ($1.65)Expected to be accretive to Accuray's EPS in its fiscal year beginning July 1, 2012Approved by both companies' Board of DirectorsAnticipated to close in Q2 or early Q3 of CY 2011 *as of March 4, 2011 close

Corporate and Product Overview

Accuray Incorporated Accuray Incorporated 200+ systems installed 100,000+ patients treated 75+ issued patents *as of December 31, 2010

Accuray Corporate and Product Strategy

ACCURAY INCORPORATED

- Created and building the market for Full Body Radiosurgery
- Track record of rapid technical and clinical innovation
- Revolutionizing cancer treatment by replacing surgery

CYBERKNIFE® ROBOTIC RADIOSURGERY SYSTEM

- Gold standard for Full Body Radiosurgery
- Unique image-guided robotic system with tumor and patient tracking capabilities
- Unsurpassed accuracy and three dimensional treatment delivery



Accuray Confidential

9

Accuray Record of Achievement

- **Consistent record of technology innovation**
  - Regular upgrades support premium service programs
  - New CyberKnife® platforms support stronger pricing

- **Proven ability to drive market acceptance**
  - New products
  - New clinical capabilities

- **Profitability**
  - Product gross profit margin (>60% in H1 FY11)
  - Service gross profit margin (37% in H1 FY11)
  - Operating expense management ($17M decrease FY09 to FY10)

Accuray Confidential 10 ACCURAY

TomoTherapy Incorporated Data provided by TomoTherapy Headquarters Madison, WI International Office Brussels NASDAQ Ticker: TOMO Employees 636* Revenue (FY2010) $195M Guidance (FY2011) $215-$235M Product Backlog $133M* 350 systems** 110,000+ patients treated 130+ issued patents **Shipped and/or installed as of February 17, 2011 *as of December 31, 2010

TomoTherapy Corporate and Product Strategy

TOMOTHERAPY INCORPORATED

- Created the world's first and only ring gantry-based radiation therapy system
- Pioneered integrated image guided, intensity modulated radiation therapy
- Considered best-in-class IMRT



TOMOTHERAPY® PLATFORM

- Daily CT guidance capabilities
- Unique helical delivery of IMRT
- Highly conformal dose distributions for simple and complex target volumes
- Enhanced platform versatility with TomoDirect™, TomoHD™ and TomoMobile™

Accuray Confidential

12

ACCURAY

Financial Profile

Keys to Financial Success of Acquisition

- **Product Revenue: Maintain / Grow**
  - Best in class IMRT technology
  - Profitable product revenue
  - Continue growth in orders and revenue seen in CY 2010

- **Service: Turn From Loss to Profit**
  - Improve product reliability
  - Reduce cost of service

- **Cost Synergies: Reduce Operating Expenses**
  - Eliminate redundant activities

Accuray Confidential

14

Product Revenue

- **Customer Relationships**
  - Significantly larger sales force
  - Enhanced and more frequent customer contacts
- **Greater Global Presence**
  - Direct service opportunities
  - Direct sales opportunities in select countries
  - Larger product portfolio
    - More opportunities for customer contact
- **R&D (future product initiatives)**
  - Accuray expertise in tumor tracking
  - Accuray expertise in linear accelerator technology
  - Accuray expertise in product reliability to enhance TomoTherapy product
  - TomoTherapy IMRT domain expertise

Accuray Confidential 15

Service
Actions to Turn Profitable

- **Fast Track Program** *(quarter ended December 31, 2010)*
  - Upgrade specific systems with high service costs
- **TomoTherapy Plan: Design, Serviceability, Training**
  - Design changes to enhance reliability and serviceability
  - Revise procedures and training in manufacturing and service to improve accuracy, consistency and repeatability
- **Accuray Expertise**
  - RF design and components
  - Linear accelerator design and manufacturing
  - Demonstrated record of improving service revenue and profit margin over the last 4 years

Accuray Confidential 16

Cost Synergies

Examples

- **Reduced G&A Expenses**
  - Public Company "overhead"
    - e.g. Audit fees, SEC filings
  - Corporate management duplication

- **Marketing Expense**
  - Trade show attendance
  - Professional membership fees
  - Users' events

- **Expected Gross Operating Expense Synergies**
  - Approximately $25M per year by year two

Accuray Confidential 17

Summary Corporate Metrics Metric Accuray TomoTherapy Revenue (CY2010) $206.1M $195.4M Net Income (CY2010) $6.8M ($29.9M) Expected Gross Operational Synergies Approx. $25M per year Approx. $25M per year Product Backlog (Dec. 31, 2010) $170M* $133M** Installed Base 222 (12/31/10) 350*** (2/17/11) *Based on Accuray backlog criteria**Based on TomoTherapy backlog criteria***Shipped and/or installed as of February 17, 2011

Executive Summary

Increased Global Presence Worldwide Install Base (CHART) (CHART) 572 Systems Installed** Worldwide Accuray TomoTherapy Americas EIMEA Japan APAC (CHART) Accuray Post Transaction 222 Systems Installed* 350 Systems Installed** *Installed as of December 31, 2010**Shipped and/or installed as of February 17, 2011

Strategic Rationale Complementary patient populations, treated by the same medical specialtySignificant increase in global presenceFinancial benefits anticipated from operating efficiencies and G&A synergies Combining two best-in-class technologies to create the premier radiation oncology company

Q&A

Creating the Premier Radiation Oncology Company

****
Accuray Acquisition of TomoTherapy
Key Messages1

•	Combining two best-in-class technologies to create the premier radiation oncology company

[1]	Safe Harbor Statement The foregoing may contain certain forward-looking statements that involve risks and uncertainties, including uncertainties associated with the medical device industry and the transaction between Accuray and TomoTherapy. Except for the historical information contained herein, the matters set forth in this document, including the expected structure and timetable for the transaction between Accuray and TomoTherapy, the transaction’s anticipated strategic and financial benefits, financial prospects and guidance, expectations regarding Accuray’s and TomoTherapy’s ongoing operations, employees, sales, product development and commercialization, synergies and economies of scale following the transaction, are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements speak only as of the date the statements are made and are based on information available at the time those statements are made and/or managements’ good faith belief as of that time with respect to future events. You should not put undue reliance on any forward-looking statements. Important factors that could cause actual performance and results to differ materially from the forward-looking statements we make include: the satisfaction of closing conditions for the transaction between Accuray and TomoTherapy, including clearance under the Hart-Scott-Rodino Antitrust Improvements Act; market conditions; the effect of the announcement of the transaction on Accuray’s and TomoTherapy’s respective businesses; the impact of any failure to complete the transaction; the risk that Accuray and TomoTherapy will not realize the anticipated benefits of the transaction; the potential inability to successfully operate or integrate TomoTherapy’s business; general industry and economic conditions; and other factors beyond the companies’ control and the risk factors and other cautionary statements described in Accuray’s and TomoTherapy’s filings with the SEC. Please refer to the Risk Factors section of Accuray’s Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2010, and the Risk Factors set forth in TomoTherapy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, for a further list and description of additional business risks, uncertainties, and other factors that may affect these statements. Neither Accuray nor TomoTherapy intends to update these statements and undertakes no duty to any person to provide any such update under any circumstance.

Important Additional Information

Neither Accuray nor TomoTherapy is asking for your vote or soliciting proxies in connection with the transaction at this time. This Key Messages document is for informational purposes only and does not constitute an offer to sell, or the solicitation of an offer to purchase, shares of common stock of Accuray, nor does it constitute an offer to purchase, or a solicitation of an offer to sell, shares of common stock of TomoTherapy. This document is not a substitute for the proxy statement that TomoTherapy will file, or the registration statement that Accuray will file, with the Securities and Exchange Commission in connection with the transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE TRANSACTION, INVESTORS AND SHAREHOLDERS OF TOMOTHERAPY ARE URGED TO READ THE PROXY STATEMENT, REGISTRATION STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. The final proxy statement will be mailed to TomoTherapy shareholders. The proxy statement, registration statement and other relevant materials (when they become available), and any other documents filed by TomoTherapy or Accuray with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov; by contacting Accuray’s Investor Relations Department by email at trathjen@accuray.com, by phone at 408.789.4458 or by mail at 1310 Chesapeake Terrace, Sunnyvale, CA 94089, USA; or by contacting TomoTherapy’s Investor Relations Department by email at tpowell@tomotherapy.com by phone at 608.824.2800 or by mail at 1240 Deming Way, Madison, WI 53717-1954 USA.

•	Complementary patient populations, treated by same medical specialty

•	Significant increase in global presence

•	Financial benefits from operating efficiencies and G&A synergies

The combination of Accuray and TomoTherapy combines best-in-class technologies to create the premier radiation oncology company. The combined company will remain focused on delivering industry leading technologies designed around patient care.

•	Radiation oncology is experiencing strong and reliable growth as the population ages, cancer rates rise, and patients increasingly shift to advanced radiation therapy and radiosurgery options from less sophisticated and more invasive forms of treatment

•	Accuray’s gold standard radiosurgery products and TomoTherapy’s innovative radiation therapy technology are highly complementary, and both put emphasis on patient-focused care

•	The combination creates a company that can provide patients with the radiation treatment tailored for their specific needs, from high-precision radiosurgery to image-guided, intensity-modulated radiation therapy for more advanced disease sites throughout the body.

•	The companies currently serve complementary patient populations that are treated by the same medical specialty.

•	Combining these organizations and product lines creates operating leverage, cross-selling opportunities and new prospects for innovation and revenue growth

•	The combined company will have an installed base of more than 550 units in 32 countries, and more than 1,100 employees, with the scale to deliver excellent customer service

The combination is expected to deliver substantial financial benefits to Accuray creating operating efficiencies and cost synergies

•	We expect annual cost synergies of $25 million by year two from improved product reliability, greater service efficiencies and reduced corporate overhead.

•	The transaction is expected to be accretive to Accuray’s FY2013 earnings per share, when the company expects to return to profitability

This transaction significantly increases Accuray’s global presence and creates exciting new revenue opportunities.

•	Each company is a technology leader:

•	Accuray is the pioneer in full-body radiosurgery, the fastest-growing radiation oncology segment, offering patients a painless alternative to surgery

•	TomoTherapy is the pioneer in ring gantry-based radiation therapy, offering a best-in-class technology platform for the helical delivery of CT image-guided, intensity-modulated radiation therapy (IMRT)

•	Combined, the two companies will be the premier radiation oncology company with a focus on innovation that fights cancer and enhances quality of life for patients. We expect to develop ongoing improvements to the existing systems by capitalizing on the respective technology strengths of both companies

•	Accuray has a proven track record of product reliability and will leverage its expertise to accelerate TomoTherapy’s program of enhancing product reliability

•	The combined company will have greater scale to invest in the R&D that will keep it on the leading edge of innovation, offering new hope for cancer patients worldwide.

•	This includes the opportunity for funding the development and commercialization of a highly compact proton therapy system in partnership with Compact Particle Acceleration Corporation

The combination will integrate the expertise and complementary resources of our companies to create a stronger organization that will benefit patients, customers, shareholders and employees.

•	We are creating a company with extraordinary knowledge, customer relationships and passion to fight cancer and alleviate human suffering

•	TomoTherapy and Accuray’s employees will have the resources to offer more patients access to innovative life-saving cancer treatment in more places around the world

•	A combination of Accuray and TomoTherapy presents career growth opportunities in radiation oncology that neither company could offer on its own

•	By combining the strengths of our two companies, we expect to enhance our service offerings, with the aim of delivering unsurpassed customer service

Accuray and TomoTherapy are committed to working together towards a smooth transition for customers and employees of both companies.

•	Accuray and TomoTherapy will immediately begin integration planning, including the formation of a joint integration steering team.

•	Madison, Wisconsin, is an important center for medical excellence and innovation, built on the dedication and expertise of its people, and Accuray is committed to enjoying the advantage of maintaining a strong presence in the area

•	Accuray and TomoTherapy have a proven track record of being good corporate citizens by participating in and contributing to its local communities

# # #

Additional Information About the Merger and Where to Find It

This communication is being made in respect of the proposed merger transaction involving Accuray Incorporated (“Accuray”) and TomoTherapy Incorporated (“TomoTherapy”). In connection with the proposed transaction, Accuray will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 and TomoTherapy will mail a proxy statement/prospectus to its shareholders, and each will also be filing other documents regarding the proposed transaction with the SEC.  BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  The final proxy statement/prospectus will be mailed to TomoTherapy’s shareholders.  Shareholders will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about TomoTherapy and Accuray, without charge, at the SEC’s Internet site (http://www.sec.gov). Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to Vice President and General Counsel, TomoTherapy Incorporated, 1212 Deming Way, Madison, Wisconsin, 53717, (608) 824-2800.

Participants in the Solicitation

TomoTherapy and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding TomoTherapy’s directors and executive officers is available in TomoTherapy’s proxy statement for its 2010 annual meeting of shareholders and TomoTherapy’s Annual Report on Form 10-K for the year ended December 31, 2010, which were filed with the SEC on March 22, 2010 and March 3, 2011, respectively.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

 Forward-looking Statements

The foregoing may contain certain forward-looking statements that involve risks and uncertainties, including uncertainties associated with the medical device industry and the transaction between Accuray and TomoTherapy. Except for the historical information contained herein, the matters set forth in this press release, including the expected structure and timetable for the transaction between Accuray and TomoTherapy, the transaction’s anticipated strategic and financial benefits, financial prospects and guidance, expectations regarding Accuray’s and TomoTherapy’s ongoing operations, employees, sales, product development and commercialization, synergies and economies of scale following the transaction, are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements speak only as of the date the statements are made and are based on information available at the time those statements are made and/or managements’ good faith belief as of that time with respect to future events. You should not put undue reliance on any forward-looking statements. Important factors that could cause actual performance and results to differ materially from the forward-looking statements we make include: the satisfaction of closing conditions for the transaction between Accuray and TomoTherapy, including clearance under the Hart-Scott-Rodino Antitrust Improvements Act; market conditions; the effect of the announcement of the transaction on Accuray’s and TomoTherapy’s respective businesses; the impact of any failure to complete the transaction; the risk that Accuray and TomoTherapy will not realize the anticipated benefits of the transaction; the potential inability to successfully operate or integrate TomoTherapy’s business; general industry and economic conditions; and other factors beyond the companies’ control and the risk factors and other cautionary statements described in Accuray’s and TomoTherapy’s filings with the SEC. Please refer to the Risk Factors section of Accuray’s Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2010, and the Risk Factors set forth in TomoTherapy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, for a further list and description of additional business risks, uncertainties, and other factors that may affect these statements. Neither Accuray nor TomoTherapy intends to update these statements and undertakes no duty to any person to provide any such update under any circumstance.